SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): May 13, 2002

		PocketSpec Technologies Inc.
                                          ------------------
      (Exact name of registrant as specified in its charter)

               Colorado		0-28789	  84-1461919
          ---------------         -----------------------  	----------------
(State or  other  jurisdiction     (Commission      (IRS Employer
of incorporation)                      File Number)      Identification No.)


               3225 East 2nd Avenue, Denver CO    	80206
               --------------------------------------- 		---------
 (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: (303) 393-1600



















FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

Item 1.Changes in Control of Registrant.
Not Applicable
Item 2.Acquisition or Disposition of Assets.
     On May 13, 2002, we entered into a definitive agreement to acquire Color-Spec-Technologies, Inc. in a tax-free, stock-for-stock transaction. We will exchange a total of 8,295,542 shares of our common stock in exchange for 100% of the common stock of Color-Spec Technologies, Inc., which will become a wholly-owned subsidiary of us and the royalty payments from us to Color-Spec Technologies, Inc. for sales of our units will be absorbed into our Company. This transaction is subject to the approval of the Color-Spec
Technologies, Inc. shareholders at a special meeting.
Item 3.Bankruptcy or Receivership.
Not Applicable
Item 4. Changes in Registrant's Certifying Accountant.
Not Applicable
Item 5.Other Events
Not Applicable
Item 6.Resignation of Registrant's Directors.
Not Applicable
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Exhibit 10.12-Acquisition Agreement.
Item 8. Change in Fiscal Year.
Not Applicable
Item 9.Sales of Equity Securities Pursuant to Regulation S.
Not Applicable




					   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 13, 2002              				PocketSpec Technologies Inc.


                                        				By: /s/ F. Jeffrey Krupka
                                              				(President)






Exhibit 10.12-Acquisition Agreement.

ACQUISITION AGREEMENT
This ACQUISITION AGREEMENT (this "Agreement"), effective as of
May 13, 2002, is by and between Color-Spec Technologies, Inc., a Colorado corporation ("Color-Spec"), and PocketSpec Technologies Inc., a Colorado corporation ("PocketSpec").
RECITALS
WHEREAS, Color-Spec carries on the business of development, manufacture, and sales of color analyzer devices in various fields of application (the "Business");

WHEREAS, PocketSpec desires to acquire Color-Spec (the
"Acquisition") in a stock-for-stock transaction, which is planned to be tax-free under Section 368 of the Internal Revenue Code of 1986, as amended; and

NOW, THEREFORE, in consideration of the foregoing, and the mutual agreements, representations, warranties and covenants contained herein, and for other good and valuable consideration set forth herein, the parties hereto agree as follows:

AGREEMENT

ACQUISITION  tc \l1 "SECTION 2:	ACQUISITION
Exchange of Shares tc \l2 "2.1	  TC \L2 "EXCHANGE OF SHARES .  Subject
to the terms and conditions hereinafter set forth, on the Closing
Date (as hereinafter defined), the Shareholders of Color-Spec, under a Plan of Exchange, shall deliver to PocketSpec, and PocketSpec shall accept from Shareholders, certificates representing up to a total of Eight Million Two Hundred Ninety-Five Thousand, Five Hundred Forty-Two (8,295,542) shares of the outstanding common stock of PocketSpec, which shares shall represent at least eighty percent (80%) and up to one hundred percent (100%) of the issued and outstanding common stock and equity securities of PocketSpec (the "PocketSpec Common Stock").
In exchange for the PocketSpec Common Stock, PocketSpec shall issue and deliver to Shareholders, pro rata and proportionately, one share of PocketSpec Common Stock for each share of Color-Spec
Common Stock (the "PocketSpec Common Stock" or the "Exchange
Shares"). Hereafter the exchange of the Color-Spec Common Stock for the Exchange Shares shall be referred to as the "Exchange" or the "Acquisition").

Income Tax Considerations. tc \l2 "INCOME TAX CONSIDERATIONS   It is the
intention of the parties hereto that the exchange of stock contemplated by this Agreement will qualify for treatment as a tax-free reorganization under '368(a)(1)(B) of the Internal Revenue Code of 1986, as amended, and the parties hereby agree to undertake all reasonable actions necessary both before and after the consummation of the Exchange to effect such treatment.

Compliance with Securities Laws tc \l2 "2.3	  tc \l2 "COMPLIANCE WITH
 SECURITIES LAWS . The Exchange provided for in Section 1.1 above shall be undertaken in reliance upon an exemption from the registration requirements contained in Section 5 of the Securities
Act contained in Section 4(2), 4(6) and Rule 506 of Regulation D thereunder, as may be applicable. Color-Spec shall take such actions as may be necessary or advisable in order consummate the Exchange in conformity with applicable laws including, without limitation, federal and state securities laws; and PocketSpec, together with its directors and officers, agrees to take such actions as may be necessary or advisable upon the reasonable request of Color-Spec to consummate the Exchange in conformity with such legal requirements.

APPROVALS
Color-Spec Board of Directors Approval. Subject to the provisions hereof, the Board of Directors of Color-Spec shall, by written unanimous consent, approve the Exchange and the transactions provided for or contemplated by this Agreement; provided, however, that such approval shall be subject to their satisfaction that the issuance of the Exchange Shares to the Shareholders shall be and is exempt from the registration requirements of the Securities Act, is undertaken without violation of the anti-fraud provisions of the Securities Act and has been consummated in conformity with all other applicable legal requirements.

PocketSpec Board of Directors Approval. Subject to the provisions hereof, the Board of Directors of PocketSpec shall, by written unanimous consent, approve the Exchange and the transactions provided for or contemplated by this Agreement; provided, however, that such approval shall be subject to their satisfaction that the issuance of the Exchange Shares to the Shareholders shall be and is exempt from the registration requirements of the Securities Act, is undertaken without violation of the anti-fraud provisions of the Securities Act and has been consummated in conformity with all other applicable legal requirements.

ColorSpec Shareholder Approval. As promptly as practicable after the date hereof, Color-Spec shall take all action necessary or appropriate under the Colorado Business Corporation Act ("CBCA"), and its Articles of Incorporation and By-Laws, to obtain the approval of its Shareholders of the Exchange and the other transactions provided for or contemplated by this Agreement. Such approval shall be obtained in conformity with all applicable legal requirements.

ADDITIONAL AGREEMENTS  tc \l1 "SECTION 3:	ADDITIONAL AGREEMENTS

Color-Spec Audits tc \l2 "3.1 	SCARAB AUDITS .  As promptly as
practicable following the execution of this Agreement, Color-Spec shall engage the services of an independent auditing firm (the "Auditor"), to prepare audited financial statements of Color-Spec as well as audited financial statements of any affiliates or subsidiaries of Color-Spec (hereafter collectively the "Audited Financial Statements"). The Audited Financial Statements shall conform in all respects to the requirements of Regulation SB, Item 310 under the Securities Act and shall include, at a minimum, audited balance sheets as of December 31, 2001, audited statements of operation and statements of cash flow for the period from inception to December 31, 2001, and audited statements of stockholders' equity at December 31, 2001. All costs and expenses incurred in connection with the preparation of the Audited Financial Statements, including fees and disbursements of the Auditor, shall be borne exclusively by Color-Spec.

Notification of Certain Matters. tc \l2 "4.5 	   PocketSpec shall
give prompt notice to Color-Spec and Color-Spec shall give prompt notice to PocketSpec of (i) the occurrence or non-occurrence of any event which would cause any representation or warranty made by the respective parties in this Agreement to be materially untrue or inaccurate and (ii) any failure of Color-Spec or PocketSpec, as the case may be, to materially comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this section shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice and, provided further, that the failure to give such notice shall not be treated as a breach of covenant for the purposes of this Agreement unless the failure to give such notice results in material prejudice to the other party.

Further Action. tc \l2 "4.6 	FURTHER ACTION   Upon the terms and
subject to the conditions hereof, each of the parties hereto shall use reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all other things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, to obtain in a timely manner all necessary waivers, consents and approvals and to effect all necessary registrations and filings, and to otherwise satisfy or cause to be satisfied all conditions precedent to its obligations under this Agreement.

Public Announcements tc \l2 "4.7 	PUBLIC ANNOUNCEMENTS .
PocketSpec and Color-Spec shall consult with each other before issuing any press release or other public statement with respect to the acquisition or this Agreement and shall not issue any such press release or make any such public statement without the prior consent of the other party, which consent shall not be unreasonably withheld; provided, however, that a party may, without the prior consent of the other party, issue such press release or make such public statement as may, upon the advice of counsel, be required by law if it has used reasonable efforts to first consult with the other party.

Cooperation in Securities Filings. TC \L2 "4.8 	  tc \l2 "COOPERATION
IN SECURITIES FILINGS   Color-Spec shall provide such information
regarding Color-Spec, its business, its officers, directors and affiliates, as is reasonably required by PocketSpec for purposes of preparing any notices, reports and other filings with the Commission.

Additional Documents. TC \L2 "4.9 	  tc \l2 "ADDITIONAL DOCUMENTS
The parties shall deliver or cause to be delivered such documents or certificates as may be necessary, in the reasonable opinion of counsel for either of the parties, to effectuate the transactions provided for in this Agreement. If at any time the parties or any of their respective successors or assigns shall determine that any further conveyance, assignment or other document or any further action is necessary desirable to further effectuate the transactions set forth herein or contemplated hereby, the parties and their officers, directors and agents shall execute and deliver, or cause to be executed and delivered, all such documents as may be reasonably required to effectuate such transactions.

REPRESENTATIONS AND WARRANTIES OF COLOR-SPEC. Color-Spec hereby represents and warrants to PocketSpec, as follows:
Organization. Color-Spec is a corporation duly organized and existing and in good standing under the laws of the State of Colorado, and has all required power to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

Conflicting Agreements, Governmental Consents. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, and the performance or observance by the Color-Spec of any of the terms or conditions hereof or thereof, will not (a) conflict with, or result in a breach or violation of the terms or conditions of, or constitute a default under, or result in the creation of any lien on any of the Assets pursuant to any award of any arbitrator, or any indenture, contract or agreement (including any agreement with stockholders), instrument, order, judgment, decree, statute, law, rule or regulation to which Color-Spec is subject, or (b) require any filing or registration with, or any consent or approval of, any federal, state or local governmental agency or authority.

Corporate Authority. The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby or thereby, have been duly authorized by all necessary company action. This Agreement and all other instruments required hereby to be executed and delivered by Color-Spec are, or when delivered will be, legal, valid and binding obligations of Color-Spec, enforceable in accordance with their respective terms.

Actions, Suits, Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of Color-Spec, threatened against Color-Spec or any of its property in any court or before any federal, state, municipal or other governmental agency which, if decided adversely to Color-Spec, would have a materially adverse effect upon the Business, (b) seek to restrain or prohibit the transactions contemplated by this Agreement or obtain any damages in connection therewith, or (c) in any way call into question the validity of this Agreement, nor is Color-Spec in default with respect to any order of any court or governmental agency entered against it.

No Material Violations. Color-Spec is not in material violation of any applicable law, rule or regulation relating to the Business. To Color-Spec's knowledge, there are no requests, claims, notices, investigations, demands, administrative proceedings, hearings or other governmental claims against Color-Spec alleging the existence of any such violation.

Taxes. Color-Spec has paid all federal, state and local income, franchise, sales, use, property, and other taxes and assessments (including interest and penalties) with respect to the Business, to the extent that such have become due and has timely filed all returns and reports relating to such taxes and assessments.

Brokers and Finders. Color-Spec has not retained or engaged any broker, finder or other financial intermediary in connection with the transaction contemplated by this Agreement.

REPRESENTATIONS AND WARRANTIES OF POCKETSPEC. PocketSpec hereby represents and warrants to Color-Spec as follows:

Organization. PocketSpec is a Colorado corporation duly organized and existing and in good standing under the laws of the State of Colorado and has all required power to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

Conflicting Agreements; Governmental Consent. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby or thereby, and the performance or observance by PocketSpec of any of the terms or conditions hereof or thereof, will not (a) conflict with, or result in a breach or violation of the terms or conditions of, or constitute a default under, any of the governing documents of PocketSpec, any award of any arbitrator, or any indenture, contract or agreement (including any agreement with members), instrument order, judgment, decree, statute, law, rule or regulation to which PocketSpec is subject, or (b) require any filing or registration with, or any consent or approval of, any federal, state or local governmental agency or authority.

Corporate Authority. The execution and delivery of this Agreement, and the consummation of transactions contemplated hereby or thereby, have been duly authorized by all necessary members, board of governors or other action. This Agreement and all other instruments required hereby to be executed and delivered by PocketSpec are, or when delivered will be, legal, valid and binding obligations of PocketSpec, enforceable in accordance with their respective terms.

Brokers and Finders. PocketSpec has not retained any broker, finder or other financial intermediary in connection with the transactions contemplated by this Agreement.

CERTAIN POST-CLOSING MATTERS.

Further Assurances of Color-Spec and PocketSpec. Color-Spec and PocketSpec each agree at any time and from time to time after the Closing, upon the request of the other party, to do, execute, acknowledge and deliver, or to cause to be done, executed, acknowledged and delivered, all such further acts, assignments, transfers and assurances as may be reasonably required to carry out the terms and conditions of this Agreement.

Access to Books and Records. Color-Spec and PocketSpec agree to cooperate after the closing to allow each other reasonable access to and make copies of the non-proprietary books and records of the other relating to the Business, in a form acceptable to the disclosing party, which may include electronic media, to the extent reasonably necessary for either party to conduct its business (provided, however, without limiting the foregoing, that in no event shall the foregoing require Color-Spec to grant access to or allow any copies to be made of books and records relating to marketing, customers (including without limitation customer lists) or long-range plans.

Shareholder Approval.   As a contingency of closing this
transaction, Color-Spec shall conduct a shareholder's meeting, and its shareholders will have approved the transaction as described herein.

TAXES, FEES AND OTHER EXPENSES.

Taxes and Fees. PocketSpec and Color-Spec shall equally be responsible for a sales, transfer or similar taxes or governmental charges, if any, and all deed taxes and recording fees with respect to the transaction, whether levied against Color-Spec or PocketSpec.

Expenses. Each party shall pay all of the costs and expenses incurred by it in negotiating and preparing this Agreement (and all other agreements, certificates, instruments and documents executed in connection herewith), in performing its obligations under this Agreement, and in otherwise consummating the transactions contemplated by this Agreement, including without limitation its attorneys' fees and accountants' fees.

INDEMNIFICATION BY COLOR-SPEC.

Generally. Color-Spec hereby agrees to indemnify and hold harmless PocketSpec against and with respect to:
Any and all loss, injury, damage or deficiency resulting from any misrepresentation or breach or warranty on the part of Color-Spec under this Agreement;
Any and all loss, injury, damage or deficiency resulting from any non-fulfillment of any covenant or agreement on the part of Color-Spec under this Agreement; and
Any and all demands, claims, actions, suits, proceedings, assessments, judgments, costs and legal and other expenses incident to any of the foregoing.

Exclusive Remedy. PocketSpec acknowledges and agrees that its sole and exclusive remedy with respect to any and all claims relating to the subject matter of this Agreement shall be pursuant to the indemnification provisions set forth in this Section 8. In furtherance of the foregoing, PocketSpec waives, to the fullest extent permitted under applicable law, any and all rights, claims and causes of action that it may have against Color-Spec arising under or based upon any federal, state or local statute, law, ordinance, rule or regulation or arising under or based upon common law or otherwise, except to the extent provided in this Section 8.

The rights of PocketSpec with respect to any claims for indemnification arising under this Section 8 shall be limited to recovery of actual losses, costs and expenses (including reasonable attorneys' fees). No such loss, cost or expense shall be deemed to have been sustained by PocketSpec to the extent of (i) any proceeds received by PocketSpec from any insurance policy with respect thereto or (ii) the amount of any tax benefit to PocketSpec (or any of its affiliates) with respect thereto (after giving effect to the tax effect of receipt of the indemnification payments). In addition, Color-Spec shall not be liable hereunder for any loss, cost or expense resulting from any circumstance or event in this Agreement if Color-Spec can establish that PocketSpec had actual knowledge on or prior to the closing date of such circumstance or event.

Termination of Indemnification.  The right to indemnity under this
Section 8 to the extent based on any misrepresentation or breach of warranty shall terminate on the first day of the sixth month following the closing date, except that with respect to any pending claim for indemnity hereunder which shall have been made prior to such date, the right to indemnity shall not terminate until the final determination and satisfaction of such claim.

Procedures. In the event any demands or claims are asserted against PocketSpec or any actions, suits or proceedings are commenced against PocketSpec for which Color-Spec is obligated to indemnify PocketSpec under this Section 8, then PocketSpec shall give timely notice thereof to Color-Spec in order to permit Color-Spec the necessary time to evaluate the merits of such demand, claim, action, suit or proceeding and defend, settle or compromise the same so that Color-Spec's interests are not materially prejudiced; and, in the event PocketSpec fails to provide such timely notice, Color-Spec shall have no liability whatsoever to indemnify and defend PocketSpec from such demand, claim, action, suit or proceeding pursuant to this Section 8, and PocketSpec shall be solely responsible for the defense thereof and any and all liability of PocketSpec arising therefrom. Within ten (10) business days after such notice, Color-Spec shall assume the defense thereof with counsel chosen by Color-Spec or its insurer and reasonably acceptable to PocketSpec. Color-Spec shall not be liable for any costs or expenses incurred by PocketSpec in connection with any demand, claim, action, suit or proceeding for which Color-Spec is obligated to indemnify PocketSpec under this
Section 8, provided that Color-Spec shall have assumed the defense thereof in accordance with this Section 8.

INDEMNIFICATION BY POCKETSPEC.

Generally. PocketSpec hereby agrees to indemnify and hold harmless Color-Spec at all times from and after the closing date against and with respect to:

The expressly assumed liabilities, and without limiting the generality of the foregoing, any failure by PocketSpec in whole or in part to perform;
Any and all loss, injury, damage or deficiency resulting from any misrepresentation or breach of warranty on the part of PocketSpec under this Agreement;
Any and all loss, injury, damage or deficiency resulting from any non-fulfillment of any monetary or non-monetary covenant or agreement on the part of PocketSpec under this Agreement; and Any and all demands, claims, actions, suits or proceedings, assessments, judgments, costs and legal and other expenses incident to any of the foregoing.

Limitation of PocketSpec's Liability.

The rights of Color-Spec with respect to any claims for indemnification arising under this Section 9 shall be limited to recovery of actual losses, costs and expenses (including reasonable attorneys' fees). No such loss, cost or expense shall be deemed to have been sustained by Color-Spec to the extent (i) of any proceeds received by Color-Spec from any insurance policy with respect thereto or (ii) the amount of any tax benefit to Color-Spec (or any of its affiliates) with respect thereto (after giving effect to the tax effect of receipt of the indemnification payments).

Procedures. In the event any demands or claims are asserted against Color-Spec or any actions, suits or proceedings are commenced against Color-Spec for which PocketSpec is obligated to indemnify Color-Spec under this Section 9, then Color-Spec shall give timely notice thereof to PocketSpec in order to permit PocketSpec the necessary time to evaluate the merits of such demand, claim, action, suit or proceeding and defend, settle or compromise the same so that PocketSpec's interest is not materially prejudiced; and, in the event Color-Spec fails to provide such timely notice, PocketSpec shall have no liability whatsoever to indemnify and defend Color-Spec from such demand, claim, action, suit or proceeding pursuant to this Section 9 and Color-Spec shall be solely responsible for the defense thereof and any and all liability of Color-Spec arising therefrom. Within ten (10) business days after such notice, PocketSpec shall assume the defense thereof with counsel chosen by PocketSpec and reasonably acceptable to Color-Spec. PocketSpec shall not be liable for any costs or expenses incurred by Color-Spec in connection with any demand, claim, action, suit or proceeding for which PocketSpec is obligated to indemnify Color-Spec under this Section 9, provided that PocketSpec shall have assumed the defense hereof in accordance with this
Section 9.

Settlement and Compromise. PocketSpec shall not settle or compromise any demands, claims, actions, suits or proceedings for which Color-Spec has sought indemnification from PocketSpec unless it shall have given Color-Spec not less than ten (10) days prior written notice of the proposed settlement or compromise and afforded Color-Spec an opportunity to consult with PocketSpec regarding the proposed settlement or compromise.

TERMINATION OF AGREEMENT. In addition to any other rights of the parties to terminate this Agreement set forth in other provisions of this Agreement, this Agreement may be terminated at any time prior to the closing date:

Mutual Consent.  By mutual consent of PocketSpec and Color-Spec.

Breach of Agreement. By PocketSpec giving written notice to Color-Spec if Color-Spec is in breach, or by Color-Spec giving written notice to PocketSpec if PocketSpec is in breach, in any material respect of any representation, warranty or covenant contained in this Agreement.

ASSIGNMENT. This Agreement may not be assigned by either party hereto without the prior written consent of the other, which consent shall not be unreasonably withheld. The terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors and assigns, and no person, firm or corporation other than the parties, their successors and assigns, shall acquire or have any rights under or by virtue of this Agreement.

SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained herein, and all other written representations and warranties of PocketSpec and Color-Spec contained in the instruments executed in connection with the consummation of the transactions provided for herein, shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby until the first day of the thirteenth month following the closing date.

ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding between Color-Spec and PocketSpec with respect to the transactions contemplated by this Agreement. All prior representations, understandings and agreements between the parties with respect to transactions contemplated by this Agreement are superseded by the terms of this Agreement.

AMENDMENT AND WAIVER. Any provision of this Agreement may be amended or waived by a writing signed by the party against which enforcement of the amendment or waiver is sought.

CHOICE OF LAW, SUBMISSION TO JURISDICTION. This Agreement shall be construed and interpreted in accordance with the laws of the State of Colorado, including for the purpose of choice of law, as though all acts and omissions related to this Agreement occurred in the State of Colorado. The parties further agree that any legal action or proceeding with respect to this Agreement or any document relating hereto may be brought only a court of competent jurisdiction in the State of Colorado. Each party hereby irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non-convenience, which it may now or hereafter have to the bringing of such action or proceeding in any such respective jurisdiction.

SEVERABILITY. The provisions of this Agreement shall, where possible, be interpreted so as to sustain their legality and enforceability, and for that purpose the provisions of this Agreement shall be read as if they cover only the specific situation to which they are being applied. The invalidity or unenforceability of any provision of this Agreement in a specific situation shall not affect the validity or enforceability of that provision in other situations or of other provisions of this Agreement.

NO THIRD PARTY BENEFICIARIES. This Agreement shall not create, and shall not be deemed to create, any rights or benefits for any party other than PocketSpec and Color-Spec.

COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be considered an original.

NOTICES. All notices given pursuant to this Agreement shall be delivered by hand or sent by United States registered mail, postage prepaid, or by facsimile, addressed as follows (or to another address or person as a parry may specify on notice to the other):

(i)	If to Color-Spec:
Color-Spec Technologies, Inc.
3225 E. 2nd Avenue
Denver, CO 80206
Fax:  (303) 321-2070

With a copy to:
David Wagner, Esq.
8400 E. Prentice Avenue Penthouse
Englewood, CO 80111
Denver, CO  80202
Fax:  (303) 409-7650

(ii)	If to PocketSpec:
F. Jeffrey Krupka
PocketSpec Technologies Inc.
3225 E. 2nd Avenue
Denver, CO 80206
Fax:  (303) 321-207

With a copy to:
Gayle L. Strong
LeBoeuf, Lamb, Greene & MacRae, LLP
633 17th Street, Suite 2000
Denver, CO  80202
Fax:  (303) 297-0422

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date and year first above written.


PocketSpec:
POCKETSPEC TECHNOLOGIES INC.



By: 	/s/


Its:



Color-Spec:
COLORSPEC TECHNOLOGIES, INC.



By: 	/S/


Its:





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